Supplement to the
Fidelity Managed Retirement 2030 Fund℠
Class A and Class I
September 28, 2024
Summary Prospectus

Effective June 1, 2025, the following information supplements information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Cait Dourney (Co-Portfolio Manager) has managed the fund since 2025.
Finola McGuire Foley (Co-Portfolio Manager) has managed the fund since 2025.
AR97-SUSTK-0525-100 1.9920787.100	May 30, 2025